                                                                   Exhibit 10.5a

                                                                  Executive Copy


================================================================================

                                   Guaranty

                            Dated as of May 1, 2001

                                    made by

                             Dynegy Holdings Inc.,
                                 as Guarantor

                             Roseton Units 1 and 2


================================================================================

                                   Guaranty

     This GUARANTY, dated as of May 1, 2001 (this "Guaranty"), is made by DYNEGY
                                                   --------
HOLDINGS INC., a Delaware corporation, as guarantor (the "Guarantor") in favor
                                                          ---------
of the Guaranteed Parties (as defined in Section 5 below).

                              W I T N E S S E T H:

     WHEREAS, the Guarantor is the indirect parent of Dynegy Roseton, L.L.C. (the "Facility Lessee");
      ---------------

     WHEREAS, the Facility Lessee has entered into the Participation Agreement, dated as of May 1, 2001 (the "Participation Agreement"), among the Facility
                              -----------------------
Lessee, Roseton OL LLC (the "Owner Lessor"), Roseton OP LLC (the "Owner
                             ------------                         -----
Participant"), Wilmington Trust Company, in the capacities referred to therein
-----------
(the "Lessor Manager"), and The Chase Manhattan Bank, as Lease Indenture Trustee
      --------------
and as Pass Through Trustees; and

     WHEREAS, pursuant to the Operative Documents (as described in Section 1 below), this Guaranty is required to be provided by the Guarantor in favor of the Guaranteed Parties.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees, for the benefit of each Guaranteed Party, as follows:

SECTION 1.   DEFINITIONS

     Unless the context hereof shall otherwise require, capitalized terms used in this Guaranty, including those in the recitals, and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement. The general provisions of Appendix A to the Participation Agreement shall apply to terms used in this Guaranty. For the avoidance of doubt, the term "Operative Documents" as used herein shall mean all Operative Documents whether in effect on the date of this Guaranty or entered into after the date of this Guaranty and, in each case, as in effect from time to time.

SECTION 2.   GUARANTY PROVISIONS

     Section 2.1.  Guaranty. The Guarantor hereby fully, unconditionally and
                   --------
irrevocably guarantees, as primary obligor and not merely as a surety, on a senior unsecured basis (pari passu with all other senior unsecured indebtedness of the Guarantor), (a) the due and punctual performance and observance by the Facility Lessee of each term, provision and condition binding upon or applicable to the Facility Lessee under or pursuant to any of the Operative Documents (including, without limitation, interest at the then applicable rate provided in the applicable Lease Indenture after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Facility Lessee, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) (the "Performance Obligations"), and (b) the due, punctual and full payment (when and as the same may become due and payable) of each amount that the Facility Lessee is or may become obligated to pay under or pursuant to any of the Operative Documents, in accordance with the terms thereof (the "Payment Obligations"), by acceleration or otherwise without offset or deduction. In the case of any failure by the Facility Lessee to perform or observe the Performance Obligations after notice thereof by any Guaranteed Party, the Guarantor agrees to cause such performance or observance to be done, and in the case of any failure by the Facility Lessee to make Payment Obligations as and when the same shall become due and payable (by acceleration or otherwise), the Guarantor hereby agrees to make such payment (and, in addition, such further amounts, if any, as shall be sufficient to cover any and all costs and expenses, including reasonable legal fees, of collection and enforcement hereunder); provided, that nothing herein shall expand the aforesaid obligations of the Guarantor beyond those of the Facility Lessee under the Operative Documents.

     All Performance Obligations and the Payment Obligations are collectively referred to in this Guaranty as the "Obligations."
                                     -----------

     The Guarantor hereby acknowledges and agrees that this Guaranty constitutes a continuing guaranty and shall remain in full force and effect until such time as all of the Obligations are finally paid, performed and observed in full. The Guarantor hereby further acknowledges and agrees that this Guaranty constitutes a guaranty of payment and performance when due and not of collection and waives any right to require that any resort be had by any Guaranteed Party against any other obligor, to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of the Facility Lessee or any other person or against any guarantor under any other guarantee covering the Obligations.

     Section 2.2.  Guaranty Absolute, etc.  The obligations of the Guarantor
                   ----------------------
contained herein are direct, independent and primary obligations of the Guarantor and are absolute, present, full, unconditional and continuing obligations and are not conditioned in any way upon the institution of suit or the taking of any other action or any attempt to enforce performance of or compliance with the Obligations of the Facility Lessee other than providing notice to the Facility Lessee to the extent provided in Section 2.1 with respect to Performance Obligations and shall constitute a guaranty of payment and performance and not only of collection, binding upon the Guarantor and its successors and assigns and shall remain in full force and effect and irrevocable without regard to the genuineness, validity, legality or enforceability of any of the Operative Documents to which the Facility Lessee is a party or any lack of power or authority of the Facility Lessee to enter into any of the Operative Documents to which the Facility Lessee is a party or, except as expressly provided in Sections 13.2, 13.3 and 13.4 of the Participation Agreement, any substitution, release or exchange of any other guaranty or any other security for any of the Obligations or any other circumstance whatsoever (other than full payment or performance) that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor and shall not be subject to any right of set-off, recoupment or counterclaim and are in no way conditioned or contingent upon any attempt to collect from the Facility Lessee or any other entity or to perfect or enforce any security or upon any other condition or contingency or upon any other action, occurrence or circumstance whatsoever. Without limiting the generality of the foregoing, and subject to Sections 13.2, 13.3 and 13.4 of the Participation Agreement, the Guarantor shall have no right to terminate this Guaranty, or to be released, relieved or discharged from its obligations hereunder, and such obligations shall be neither affected nor diminished for any reason whatsoever (other than full payment or performance of the Obligations), including (i) any amendment or supplement to or modification of any of the Operative Documents, any extension or renewal of the Facility Lessee's obligations under any Operative Document, or subject to Sections 13.2, 13.3 and 13.4 of the Participation Agreement, any subletting, assignment or transfer of the Facility Lessee's or any Guaranteed Party's interest in the Operative Documents, (ii) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Facility Lessee or any other Person, (iii) any furnishing or acceptance of additional security or any exchange, substitution, surrender or release of any security, (iv) any waiver, consent or other action or inaction or any exercise or nonexercise of any right, remedy or power with respect to the Obligations or any of the Operative Documents, (v) any merger or consolidation of the Facility Lessee or the Guarantor into or with any other Person, or any change in the structure of the Facility Lessee or in the ownership of the Facility Lessee by the Guarantor, or any sale, lease or transfer of any or all of the assets of the Facility Lessee or the Guarantor to any other Person, or (vi) any default, misrepresentation, negligence, misconduct or other action or inaction of any kind by any Guaranteed Party under or in connection with any Operative Document or any other agreement relating to this Guaranty, except to the extent that any such default, misrepresentation, negligence, misconduct or other action or inaction would limit the Obligations. The Guarantor hereby unconditionally waives to the extent permitted by law promptness, diligence and notice as to the Obligations guaranteed hereby and acceptance of this Guaranty, and agrees that, except as otherwise provided herein, it shall not be required to consent to or receive any notice of any amendment or modification of, or waiver, consent or extension with respect to, the Operative Documents. The rights, powers and remedies herein provided are cumulative. No failure or delay on the part of any Guaranteed Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any other right, power or privilege. The Guarantor agrees to pay any costs and expenses reasonably incurred by the other parties to the Participation Agreement or any Guaranteed Party in connection with the enforcement of this Guaranty.

     Section 2.3.   Operative Documents.  The Guarantor does hereby acknowledge
                    -------------------
that it is aware of the terms and conditions of the Operative Documents and the transactions and the other documents contemplated thereby.

     Section 2.4.   Payment.  All payments to be made by the Guarantor hereunder
                    -------
shall be made in immediately available funds and in dollars to the Guaranteed Parties to which such payment is to be made and shall, as to any Guaranteed Party that is a United States person (within the meaning of Section 7701(a)(30) of the Code) at the time of payment, be free and clear of any deduction or withholding. All such payments shall be paid to such Guaranteed Party in the manner and at the place required by the Operative Documents or, if no such address is provided, at the address and to the accounts specified in the notice demanding payment be made by Guarantor.

SECTION 3.   REPRESENTATIONS AND WARRANTIES

     The Guarantor represents and warrants that, as of the Effective Date:

     Section 3.1.  Due Organization, Etc.  The Guarantor is a corporation duly
                   ---------------------
organized, validly existing, and in good standing under the laws of the State of Delaware, is duly qualified to transact business and in good standing in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect, and has the corporate power and authority to enter into and perform its obligations under this Guaranty.

     Section 3.2.  Due Authorization, Enforceability, Etc.  This Guaranty has
                   --------------------------------------
been duly authorized, executed and delivered by all necessary corporate action by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with the terms hereof, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

     Section 3.3.  Non-Contravention.  The execution and delivery by the
                   -----------------
Guarantor of this Guaranty, and the consummation by the Guarantor of the transactions contemplated hereby, and the compliance by the Guarantor with its terms and provisions hereof, do not and will not (i) contravene (A) any Applicable Law binding on the Guarantor or its property, or (B) its organizational documents, or (ii) constitute a default by the Guarantor under, or result in the creation of any Lien upon the property of the Guarantor (other than as permitted pursuant to any Operative Document) under, any indenture, mortgage or other material contract, agreement or instrument to which the Guarantor is a party or by which the Guarantor or any of its property is bound, which in the case of clause (i)(A) or (ii) of this Section 3.3, individually or in the aggregate, is reasonably likely to result in a Material Adverse Effect.

     Section 3.4.  Government Actions.  No authorization, determination or
                   ------------------
approval or other action by, and no notice to or filing or registration with, any Governmental Entity or under any Applicable Law is required for the due execution or delivery by the Guarantor of this Guaranty, the consummation of the transactions contemplated hereby or the compliance by the Guarantor with the terms and provisions hereof other than as may be required in connection with the registration of the Certificates under the Securities Act or state securities laws or as may be required under any Applicable Law enacted or adopted after the date hereof.

     Section 3.5.  Litigation.  There is no pending or, to the Actual Knowledge
                   ----------
of the Guarantor, threatened, action, suit, investigation or proceeding against the Guarantor before any Governmental Entity which questions the validity of this Guaranty or the ability of the Guarantor to perform its obligations hereunder.

     Section 3.6.  Financial Statements.  The consolidated financial statements
                   --------------------
of the Guarantor and its subsidiaries as of December 31, 2000, together with the footnotes thereto, were prepared in accordance with GAAP in effect on the date such statements were prepared, and fairly present the consolidated financial condition and operations of the Guarantor and its subsidiaries as of such date and the consolidated results of their operations for the period then ended.

     Section 3.7.  Disclosure; No Material Omission. The Offering Memorandum
                   --------------------------------
does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is given or made with regard to (i) any forecasts or projections included therein or omitted therefrom, (ii) the sections entitled "Offering Circular Summary - The Leveraged Lease Transactions," "Offering Circular Summary - Leveraged Lease Transactions Cash Flow Structure," "Offering Circular Summary - Offering," "Risk Factors," "Use of Proceeds," "Capitalization," "Business - Regulation - Lease Transactions Filings and Approvals," "Description of the Certificates," "Description of the Operative Documents," "Material U.S. Federal Income Tax Consequences," "Transfer Restrictions," "ERISA Considerations," "Plan of Distribution" and "Legal Matters," or (iii) the descriptions of the Operative Documents or the tax consequences to beneficial owners of the Certificates.

SECTION 4.   COVENANTS

     Section 4.1.  Legal Existence. Except as permitted by Section 4.2, the
                   ---------------
Guarantor covenants and agrees that it will at all times do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence.

     Section 4.2.  Consolidation, Merger, Conveyance, Transfer or Lease.  The
                   ----------------------------------------------------
Guarantor shall not consolidate with or merge into any other Person, or convey, transfer or lease its properties and assets substantially as an entirety to any Person in one or a series of transactions unless each of the following conditions are satisfied:

             (a) immediately after giving effect to such transaction, the Person formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor substantially as an entirety shall be a corporation, partnership, limited liability company or trust, and shall be organized and validly existing under the laws of the United States, any state thereof or the District of Columbia;

             (b) such resulting, surviving or succeeding Person, if other than the Guarantor, shall execute and deliver to the Owner Participant and, so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee an assignment and assumption agreement in form and substance satisfactory to the Owner Participant and, so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee, by which such resulting, surviving or succeeding Person shall expressly assume all of the Guarantor's obligations under this Guaranty;

             (c) the Guarantor has delivered to the Owner Participant and so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee, an opinion of counsel reasonably satisfactory to the recipient with respect to such assignment and assumption agreement in form and substance reasonably satisfactory to the recipient;

             (d) immediately after giving effect to such transaction, no Significant Lease Default, or Lease Event of Default, shall have occurred and be continuing;

             (e) the Guarantor has delivered to the Lease Indenture Trustee an officer's certificate and an opinion of counsel, each stating that such consolidation, merger, conveyance, transfer or lease will comply with this
Section 4.2. and that all conditions precedent herein provided for relating to such transaction have been satisfied; and

             (f) the Pass Through Trustees shall have received a copy of, and been permitted to rely on, the opinions and the officer's certificate delivered pursuant to clauses (c) and (e) above.

     Section 4.3.  Limitation on Liens.
                   -------------------

             (a) The Guarantor will not, nor will it permit any Principal Subsidiary to, issue, assume or guarantee any indebtedness for money borrowed (hereinafter in this Section 4.3 referred to as "Debt"), if such Debt is secured by a mortgage, pledge, security interest or lien (any mortgage, pledge, security interest or lien being hereinafter in this Section 4.3 referred to as a "mortgage" or "mortgages") upon any Principal Property of the Guarantor or any
 --------      ---------
Principal Subsidiary or upon any shares of stock or other equity interest or indebtedness of any Principal Subsidiary (whether such Principal Property, shares of stock or other equity interest or indebtedness is now owned or hereafter acquired), without in any such case effectively providing, concurrently with the issuance, assumption or guarantee of such Debt, that the Obligations (together with, if the Guarantor shall so determine, any indebtedness of or guaranteed by the Guarantor or such Principal Subsidiary ranking equally with the Obligations) shall be secured equally and ratably with (or prior to) such Debt; provided, however, that the foregoing restriction shall not apply to:

                   (i) mortgages on any property acquired, constructed or improved by the Guarantor or any Principal Subsidiary after September 26, 1996, which are created or assumed contemporaneously with, or within 180 days after, such acquisition (or in the case of property constructed or improved, after the completion and commencement of commercial operation of such property, whichever is later) to secure or provide for the payment of any part of the purchase price of such property or the cost of such construction or improvement, it being understood that if a commitment for such financing is obtained prior to or within such 180-day period, the applicable mortgage shall be deemed to include in this clause (i) whether or not such mortgage is created within such 180-day period; provided that in the case of any such construction or improvement the mortgages shall not apply to any property theretofore owned by the Guarantor or any Principal Subsidiary, other than any theretofore unimproved real property on which the property so constructed, or the improvement, is located;

                   (ii) mortgages on any property existing at the time of acquisition thereof (including mortgages on any property acquired from a Person which is consolidated with or merged with or into the Guarantor or a Subsidiary (as defined below) of the Guarantor) and mortgages outstanding at the time any

             Person becomes a Subsidiary of the Guarantor that are not incurred in connection with such entity becoming a Subsidiary of the Guarantor;

                   (iii) mortgages in favor of the Guarantor or any Principal
             Subsidiary;

                   (iv) mortgages in favor of the United States, any State, any foreign country or any department, agency or instrumentality or political subdivision of any such jurisdiction, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such mortgages, including, without limitation, mortgages to secure Debt of the pollution control or industrial revenue bond type;

                   (v) mortgages on any Principal Property held, leased or used by the Guarantor or any Principal Subsidiary in connection with the exploration for, development of, or production of (but not the gathering, processing, transportation or marketing of) natural gas, oil or other minerals; and

                   (vi) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any mortgage referred to in any of the foregoing clauses (i), (ii),
             (iii), (iv) and (v); provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the mortgage so extended, renewed or replaced (plus improvements on such property).

             (b)   Notwithstanding the provisions of subsection (a) of this
Section 4.3, the Guarantor and any Principal Subsidiary may issue, assume or guarantee secured Debt, which would otherwise be subject to the foregoing restrictions, in an aggregate amount which, together with all other such Debt does not exceed 15% of the Net Tangible Assets (as defined below), as shown on a consolidated balance sheet, as of a date not more than 90 days prior to the proposed transaction. "Net Tangible Assets" means, as of any such date of determination, the total amount of all of the Guarantor's assets, determined on a consolidated basis in accordance with generally accepted accounting principles as of such date, less the sum of (i) the Guarantor's consolidated current liabilities, determined in accordance with generally accepted accounting principles and (ii) the Guarantor's assets that are properly classified as intangible assets in accordance with generally accepted accounting principles, except for any intangible assets which are distribution or related contracts with an assignable value. "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, or (ii) any partnership or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned. For the purposes of this definition, "securities having ordinary voting power" means securities or other equity interests which ordinarily have voting power for the election of directors, or persons having management power with respect to the Person, whether at all times or only so long as no senior class of securities has such voting power by reasons of any contingency.

     Section 4.4. Assignments. The Guarantor agrees to comply with all provisions of Sections 13.3 and 13.4 of the Participation Agreement.

     Section 4.5. Nondiscrimination Among Leases. The Guarantor shall, to the extent Periodic Lease Rent or Termination Value is due under the Facility Lease and the Other Facility Lease and the Other Lessee is an Affiliate of the Guarantor, make, or cause to be made, payments pro rata to such amounts then due under both of the Facility Lease and the Other Facility Lease without preference to any particular lease.

SECTION 5.   GUARANTEED PARTIES

     Each of the Owner Lessor, the Lessor Manager, the Owner Participant, the Equity Investor, the Trust Company and, so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee, in each case, together with any Indemnitee related thereto and their respective successors and permitted assigns, are each Guaranteed Parties of this Guaranty (each, a "Guaranteed Party" or, together, the "Guaranteed Parties").
          ----------------                     ------------------

SECTION 6.   SURVIVAL OF GUARANTY

     Notwithstanding anything to the contrary herein, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any of the amounts paid to any of the Guaranteed Parties, in whole or in part, is required to be repaid upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Guarantor or the Facility Lessee or any other Person, or as a result of the appointment of a custodian, interviewer, receiver, trustee, or other officer with similar powers with respect to the Guarantor or the Facility Lessee or any other Person or any substantial part of the property of the Guarantor or the Facility Lessee or such other Person, all as if such payments had not been made.

SECTION 7.   REMEDIES; SUBROGATION

     Section 7.1.   Remedies.  In the event the Guarantor shall fail to pay
                    --------
immediately any amounts due under this Guaranty, or to comply with any other term of this Guaranty, each Guaranteed Party shall be entitled to all rights and remedies to which it may be entitled hereunder or at law, in equity or by statute.

     Section 7.2.   Subrogation.  The Guarantor will not exercise any rights
                    -----------
that it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all of the Obligations shall have been indefeasibly paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of the Guaranteed Party to whom such Obligation is payable and shall forthwith be paid to such Guaranteed Party to be credited and applied to such Obligation, in accordance with the terms of the Operative Document under which such Obligation arose, when such Obligation is due and payable. If (i) the Guarantor shall make payment to any Guaranteed Party of all or any part of the Obligations and (ii) all the Obligations shall be paid in full, such Guaranteed Party will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

     Section 7.3.   Survival of Remedies and Subrogation Rights.  The provisions
                    -------------------------------------------
of this Section 7 shall survive the termination of this Guaranty and the payment in full of the Obligations and the termination of the Operative Documents.

SECTION 8.   MISCELLANEOUS

     Section 8.1.   Amendments and Waivers.  No term, covenant, agreement or
                    ----------------------
condition of this Guaranty may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by the Guarantor and consented to by the Owner Lessor, the Lessor Manager, the Owner Participant, the Trust Company and, so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee.

     Section 8.2.   Notices.  Unless otherwise expressly specified or permitted
                    -------
by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to the Guarantor hereto at its address set forth below or at such other address as such party may from time to time designate by written notice.

     If to the Guarantor:

             Dynegy Holdings Inc.
             1000 Louisiana Street, Suite 5800
             Houston, TX 77002
             Telephone No.: (713) 507-6400
             Facsimile No.: (713) 507-6821
             Attention: Chief Financial Officer

     with a copy to:

             Dynegy Power Corp
             1000 Louisiana Street, Suite 5800
             Houston, TX 77002
             Telephone No.: (713) 507-6400
             Facsimile No.: (713) 767-8508
             Attention: Senior Vice President and General Counsel

     If to the Guaranteed Parties:

             To the address provided for such party
             from time to time in or pursuant to
             the Participation Agreement.

     Section 8.3.   Survival.  Except as expressly set forth herein, the
                    --------
warranties and covenants made by the Guarantor shall not survive the termination of this Guaranty.

     Section 8.4.   Assignment and Assumption.  This Guaranty may not be
                    -------------------------
assigned by the Guarantor to, or assumed by, any successor to or assign of the Guarantor without the prior written consent of the Guaranteed Parties except (i) in connection with a consolidation merger or sale of the properties and assets of the Guarantor as an entirety in accordance with Section 4.2, or (ii) as expressly permitted by Sections 13.2, 13.3 and 13.4 of the Participation Agreement and, in each case, pursuant to an assignment and assumption agreement, in form and substance reasonably satisfactory to the Guaranteed Parties, of the Guarantor's obligations hereunder (or a new guaranty substantially in the form of this Guaranty), together with an opinion of counsel reasonably satisfactory to the Guaranteed Parties with respect to such assignment and assumption agreement in form and substance reasonably satisfactory to such Guaranteed Parties.

     Section 8.5.   Governing Law. This Guaranty shall be in all respects
                    -------------
governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance (without giving effect to the conflicts of laws provisions, other than New York General Obligations Law Section 5-1401)

     Section 8.6.   Consent to Jurisdiction; Waiver of Trial by Jury.  (a) The
                    ------------------------------------------------
Guarantor (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Guaranty, or the subject matter hereof or any of the transactions contemplated hereby brought by any of the Guaranteed Parties or their successors or assigns; (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court, or in such federal court; and (iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Guaranty, or the subject matter hereof may not be enforced in or by such court.

             (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR HEREBY IRREVOCABLY WAIVES THE RIGHT TO DEMAND A TRIAL BY JURY, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS GUARANTY, OR THE SUBJECT MATTER HEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BROUGHT BY ANY OF THE GUARANTEED PARTIES OR THEIR SUCCESSORS OR ASSIGNS.

     Section 8.7.   Severability. Any provision of this Guaranty that is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 8.8.   Headings.  The headings of the sections of this Guaranty
                    --------
are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 8.9.   Further Assurances.  The Guarantor will promptly and duly
                    ------------------
execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any of the Guaranteed Parties referred to in Section 5 to whom the Guarantor is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Guaranty.

     Section 8.10.  Effectiveness of Guaranty.  This Guaranty has been dated as
                    -------------------------
of the date first above written for convenience only. This Guaranty shall be effective on May 1, 2001, the date of execution and delivery by the Guarantor.

     Section 8.11.  Successors and Assigns.  This Guaranty shall be binding
                    -----------------------
upon the Guarantor and its successors and permitted assigns and shall inure to the benefit of, and shall be enforceable by, each of the Guaranteed Parties and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized.

                                   DYNEGY HOLDINGS INC.,
                                   as Guarantor

                                   By:_______________________________
                                   Name:
                                   Title: